UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2018

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 800
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On Wednesday, May 16, 2018, CTI BioPharma Corp. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) at 10:00 a.m., Pacific Time, at the Company’s principal offices at 3101 Western Avenue, Suite 800, Seattle, Washington 98121. As of the close of business on March 22, 2018, the record date for the 2018 Annual Meeting, there were 57,981,110 shares of common stock entitled to vote at the meeting. 38,968,390 shares of common stock were present in person or by proxy at the meeting (67.20%), which constituted a quorum for the transaction of business.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s board of directors (the “Board”) previously approved, subject to stockholder approval, the Company’s Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”). At the 2018 Annual Meeting, the Company’s stockholders approved the 2017 Plan. The purpose of the 2017 Plan is to promote the success of the Company and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward selected employees, directors, officers and other eligible persons through the grant of awards. Equity-based awards are also intended to further align the interests of award recipients and our stockholders. These incentives are provided through the grant of stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock, stock units, restricted stock units, deferred shares, phantom stock and similar rights to purchase or acquire shares of common stock.

Following approval of the 2017 Plan, the maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the 2017 Plan equals the sum of: (i) 5,300,000 shares plus (ii) the number of any shares subject to stock options or restricted stock or restricted stock unit awards granted under the Company’s 2007 Equity Incentive Plan, as amended, or the Company’s 2015 Equity Incentive Plan, as amended, and outstanding as of the date of the 2018 Annual Meeting that expire, or for any reason are cancelled, terminated or forfeited or otherwise reacquired, after the date of the 2018 Annual Meeting (other than shares withheld for the payment of any applicable exercise price or tax withholding) without being exercised or vested, as applicable. For additional information regarding the 2017 Plan, please refer to the heading “Summary Description of the 2017 Plan” contained in Proposal 3 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 30, 2018 (the “Proxy Statement”). Such summary is incorporated herein by reference and is qualified in its entirety by the text of the 2017 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The form of stock option award agreement (the “Option Agreement”) for use with the 2017 Plan sets forth the standard terms and conditions that apply to grants of stock options pursuant to the 2017 Plan.

The foregoing description is not a complete summary of the terms of the 2017 Plan and Option Agreement and is qualified in its entirety by the terms of each of the 2017 Plan and Option Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the 2018 Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter. The matters voted upon were as follows:

Proposal 1. Election of Directors

The stockholders voted on a proposal to elect seven directors to the Board, each to serve one-year terms. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adam R. Craig, M.D., Ph.D.	29,904,202	1,758,611	7,305,577
Laurent Fischer, M.D.	31,566,064	96,749	7,305,577
Michael A. Metzger	29,904,514	1,758,299	7,305,577
David R. Parkinson, M.D.	29,628,903	2,033,910	7,305,577
Matthew D. Perry	24,671,735	6,991,078	7,305,577
Frederick W. Telling, Ph.D.	29,906,424	1,756,389	7,305,577
Reed V. Tuckson, M.D., F.A.C.P.	29,840,797	1,822,016	7,305,577

Pursuant to the foregoing votes, each of the director nominees was elected to serve on the Board. There were no additional director nominations brought to the 2018 Annual Meeting.

Proposal 2. Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares

The stockholders voted on a proposal to approve an amendment (the "Amendment") to the Company's Certificate of Incorporation (the "Certificate"). The Amendment increases the total number of authorized shares from 81,533,333 to 101,533,333 and increases the total number of authorized shares of common stock from 81,500,000 to 101,500,000. The results of the voting included 36,770,176 votes for, 2,142,752 votes against, 55,462 votes abstained and 0 broker non-votes. The Amendment to the Certificate was approved.

Proposal 3. Approval of the Company’s Amended and Restated 2017 Equity Incentive Plan

The stockholders voted on a proposal to approve the 2017 Plan. The results of the voting included 27,695,613 votes for,3,946,086 votes against, 21,114 votes abstained and 7,305,577 broker non-votes. The 2017 Plan was approved.

Proposal 4. Ratification of Selection of Independent Auditor

The stockholders voted on a proposal to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The results of the voting included 38,010,290 votes for, 917,896 votes against, 40,204 votes abstained and 0 broker non-votes. The appointment of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was ratified.

Proposal 5. Advisory Vote on Executive Compensation

The stockholders voted on a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement. The results of the voting included 26,208,616 votes for, 5,441,972 votes against, 12,225 votes abstained and 7,305,577 broker non-votes. The stockholders approved, on a non-binding basis, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description	Location
10.1	CTI BioPharma Corp. Amended and Restated 2017 Equity Incentive Plan.	Filed herewith.
10.2	Form of Stock Option Agreement under the Amended and Restated 2017 Equity Incentive Plan.	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: May 21, 2018	By:	/s/ Adam R. Craig
Adam R. Craig, M.D., Ph.D.
President and Chief Executive Officer